UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2026

SAGIMET BIOSCIENCES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41742	20-5991472
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Sagimet Biosciences Inc.

155 Bovet Road, Suite 303,

San Mateo, California 94402

(Address of principal executive offices, including zip code)

(650) 561-8600

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Series A Common Stock, $0.0001 par value per share	SGMT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2026 (the “Grant Date”), the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Sagimet Biosciences Inc. (the “Company”) and the Board, as applicable, granted options (the “Options”) to purchase shares of the Company’s Series A common stock, par value $0.0001 per share (the “Common Stock”), and performance-based restricted stock units (“PSUs”) to David Happel, the Company’s President and Chief Executive Officer, Thierry Chauche, the Company’s Chief Financial Officer, and Elizabeth Rozek, Esq., the Company’s Chief Legal and Administrative Officer (the “Officers”). Mr. Happel was awarded 300,000 options and 300,000 PSUs, Mr. Chauche was awarded 50,000 options and 50,000 PSUs and Ms. Rozek was awarded 100,000 options and 100,000 PSUs. Each of the Options and PSUs were granted under the Company’s 2023 Stock Option and Incentive Plan.

Each Option has an exercise price of $7.27 per share, which is equal to the closing stock price of the Company’s Common Stock on the Grant Date, and vests in equal installments over 48 months.

The Officers will earn a percentage of such PSU award upon the Company’s achievement of certain regulatory milestones, and, in each case, one-third of such earned portion shall vest upon the Compensation Committee’s determination of the achievement of such regulatory milestones (the “Achievement Determination Date”) and the remaining two-thirds will vest in two equal installments on the first and second anniversaries of such Achievement Determination Date.

The foregoing descriptions of the Options and PSUs do not purport to be complete and are subject to, and qualified in their entirety by, the form of Incentive Stock Option Award Agreement and form of Performance-Based Restricted Stock Unit Award Agreement, copies of which are filed as Exhibit 10.6 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission on March 11, 2026, and Exhibit 10.1 hereto, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document
10.1	Form of Performance-Based Restricted Stock Unit Award Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sagimet Biosciences Inc.

Date: June 3, 2026	By:	/s/ David Happel
David Happel
Chief Executive Officer